UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington D.C., 20549

                              Form 8-K

                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) March 13, 2001


                   Commission file number 33-35508

                     RX TECHNOLOGY HOLDINGS INC

           (Exact name of registrant as specified in charter)


           Nevada                                  82-0498177
(State of other jurisdiction of                 (I.R.S. Employer
incorporation or organization)               Identification Number)

    2264 Seventh Street,
      Mandeville, LA                                  70471

(Address of Principal Executive Office)             (Zip Code)

                         (504) 727-9412

          (Registrant's Telephone Number, Including Area Code)

                                Copies To:

                              Michael Schulman
                            2264 Seventh Street,
                               Mandeville, LA
                                   70471

Page Two

Item No. 1.        Changes in Control of Registrant.

No events to report.

Item No. 2.        Acquisition or Disposition of Assets.

No events to report.

Item No. 3.        Bankruptcy or Receivership.

No events to report.

Item No. 4.        Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.        Other Events.

The Company accepted the resignation of Douglas Dunbar as its Chief Financial Officer. The Company hired Michael Schulman as its new
Chief Financial Officer

Item No. 6.        Resignation of Registrant's Directors.

No events to report.

Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.

No events to report.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


RX TECHNOLOGY HOLDINGS, INC.


By: /s/ D. Rex Gay                       Dated:  26 March 2001
        --------------
        D. Rex Gay
        President and CEO


By: /s/ S. Beatrice Gay                  Dated:  26 March 2001
        ------------
        S. Beatrice Gay
        Secretary